Exhibit 99.2
Supplementary Agreement
to the Investment Cooperation Agreement*
Party A: Management Committee of the Chengdu Hi–Tech Industrial Development Zone (“Party A”)
Address: No.18, North Tianfu Avenue, Chengdu
: 610041
Postcode: 610041
Party B: DIODES HONG KONG HOLDING COMPANY LIMITED (“Diodes” or “Party B”)

*	Confidential treatment has been requested with respect to all the redacted portions of the Supplementary Agreement to the Investment Cooperation Agreement, which has been filed separately with the Securities and Exchange Commission.

Address: Unit 511 5/F Tower 1, Silvercord 30 Canton Road, Tsimshatsui, Kowloon, Hong Kong.
     In accordance with the Investment Cooperation Agreement signed on ____ 2010 under the relevant laws and regulations of the People’s Republic of China (“China”), after a full consultation, both parties have reached a supplementary agreement to the Investment Cooperation Agreement (the “Supplement”) to be observed and implemented by both parties.

     1. Project Land
     [REDACTED] after the Project Company pays for cost of each parcel of Land it acquires according to Article 2.1 of the Investment Cooperation Agreement. The deed tax shall be paid by the Project Company according to law.

     2. Workshop
     During the Project construction period, Party A will provide temporary workshops with a floor space of 5,000 square meters (m2) in the Sichuan Chengdu Export Processing Zone (hereinafter referred to as “EPZ”) of the west park of CDHT and with a rental subsidy of 5 RMB/m2/month for the first three (3) years from the start of the lease of the temporary workshops. Within five (5) years from the registration of the Project Company, Party A will build workshops, including plating workshop, electrical/power workshop, suitable waste water treatment facilities (construction area should be no more than [REDACTED]) in phases according to Project needs. Project Company shall buy back these workshops, including plating workshop, electrical/power workshop, suitable waste water treatment facilities at a price equal to the construction cost (initial investment + bank loan interest + 3% of Project management fee) in phases within three (3) years (30% buyback for first year, 30% buyback for second year and 40% buyback for third year) since the Project Company leases the first batch of workshops and facilities.

          3. Employee Dormitories
          Party A will provide suitable employee dormitories inside west park of CDHT for the Project Company lease no later than the date when the Project Company begins to use the temporary workshop provided by Party A.

          4. Tax and Financial Support
          1) Based on the existing Corporate Income Tax laws and regulations, Project Company can enjoy a Corporate Income Tax (“CIT”) rate of 15% if qualified as a Hi-Tech Enterprise. According to the national “Go West” policies, foreign-invested enterprises of encouraged industries and located in the western region will enjoy a reduced CIT rate of 15%. Party A will proactively help the Project Company to apply for Hi-tech Enterprise ratification. (If the government tax policies have some changes, the new tax policy shall apply.)
          2) Regardless of whether the Project Company chooses to locate inside or outside the Sichuan Chengdu EPZ, for the [REDACTED] that are paid by the Project Company, the Project Company will [REDACTED] that are of CDHT for the [REDACTED] years starting with the first profitable year and a [REDACTED] from the [REDACTED] to [REDACTED] year. The Project Company will be [REDACTED] after the Project Company clears its [REDACTED] (the current ratio of the CDHT portion of [REDACTED] is [REDACTED], respectively.).
          3) For the [REDACTED] years after the establishment of the Project Company, [REDACTED] of the CDHT portion of the [REDACTED] included) hired by Project

Company [REDACTED]. The [REDACTED] after the Project Company clears its [REDACTED] (the current ratio of the CDHT portion of [REDACTED]).
          4) For the [REDACTED] years from the Project Company moves in its equipment, Party A will provide the Project Company with [REDACTED] equals to [REDACTED] of the amounts of [REDACTED]; for the [REDACTED] to the [REDACTED] year, Party A will provide [REDACTED] equals to [REDACTED] of the amounts of [REDACTED], including, but not limited to, expenditures used to lower the Project Company’s costs of utilities, logistics, loans, staff training, et cetera. The method of [REDACTED] to Project Company is that the Project Company provides Party A with audit reports issued by credible accounting firms in the first quarter of the second year, then Party A [REDACTED] corresponding with the amounts of [REDACTED] as shown in audit reports.

     5. Large Municipal Supporting Infrastructure Charge
     The current rate of Chengdu’s Large Municipal Supporting Infrastructure Charge (charged according to the actual floor space) is RMB 160/m2. All Large Municipal Supporting Infrastructure Charges involved in the construction of the Project [REDACTED] by Party A.

     6. Relocation Subsidy
     Base on the Provisional Measures for Encouraging Enterprises to Introduce Urgently Needed High Level Talents in Chengdu (Chengdu Administration

Announcement [2007] No.21), after application and approval, Party A promises that the Chengdu city would give Project Company’s employees, with senior professional title or doctoral degree and have each signed a labor contract for at least three (3) years, a relocation subsidy of RMB 1,000/person/month continuously, for a period of three (3) years.

     7. Employment Incentive
     If the Project Company hires holders of Certificate for Re-employment of Relocated Farmers or Preferential Certificate for Re-employment of Laid-off Workers and with each a labor contract of one (1) year or above and with social security paid by the Project Company, Party A promises and will grant the Project Company an incentive of RMB 500/person.

     8. Services

     Party A will provide the Project Company with coordination services, including company establishment, construction, operation, Hi-tech enterprise ratification, recruitments and training, and is obligated to proactively assist the Project Company to go through government-related formalities.

     9. Supporting Project’s Future Development
     Party A will actively support Party B or it’s parent company to do implementation use of [REDACTED] product. The detailed implementation procedure will be discussed and decided by Party A and Party B.

     10. Intellectual Property Rights Protection

     Party A commits to fully protect the Project’s Intellectual Property rights (“IPR”). Any case related to the infringement of the Project Company’s IPR will be handled rapidly, transparently and fairly.
          11. Except as otherwise required by laws and regulations in China, the United States of America, or other countries, both parties agreed that without the approval by the confidential information provider, any confidential information contained in communications between the parties shall not be disclosed to any non-affiliated third party (either individuals or organizations).
          12. This Supplement is an integral part of the Investment Cooperation Agreement and has the same and equal legal validity and effect.
          13. Both parties agreed that if there is any contradiction between this Supplement and the Investment Cooperation Agreement, the terms and conditions of this Supplement shall prevail. Other terms and conditions under the Investment Cooperation Agreement shall continue to apply.

          14. This Supplement takes effect after it is signed by both Parties’ respective legal representatives or authorized agents and affixed with both parties’ official seals.

          15. This Supplement is signed in Chengdu, China. There are 6 originals, and each party holds 3 originals.
          16. This Supplement is drafted and executed in both Chinese and English. Both versions are equally valid and enforceable. Should any discrepancy arises from both translations, the Chinese version shall prevail.
Party A: Management Committee of the Chengdu Hi–Tech Industrial Development Zone

Legal Representative (Authorized Agent)
(Signature):
DIODES HONG KONG HOLDING COMPANY
LIMITED Party B: DIODES HONG KONG HOLDING COMPANY LIMITED
Legal Representative (Authorized Agent)
(Signature):
      2010
     Signing Date: 2010